Execution Version

SECOND AMENDMENT
TO
SECOND AMENDED AND RESTATED LOAN AGREEMENT
This Second Amendment to Second Amended and Restated Loan Agreement (this “Amendment”), dated as of October 19, 2018, is entered into among Lithia Motors, Inc., an Oregon corporation (the “Company”), each of the Subsidiaries of the Company listed on the signature pages of this Amendment (together with the Company, each a “Borrower” and any two or more “Borrowers”), the Lenders under the Loan Agreement described below that are signatories to this Amendment, and U.S. Bank National Association, as Agent for the Lenders (in such capacity, “Agent”).
R E C I T A L S:
A.    The Company, certain of its Subsidiaries, the Lenders and Agent have entered into a Second Amended and Restated Loan Agreement dated as of June 25, 2018, as amended by that certain First Amendment to Second Amended and Restated Loan Agreement, dated as of August 31, 2018, (the “Loan Agreement”). Capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Loan Agreement.
B.    The Company has requested that the Agent and the Lenders agree to the amendments to the Loan Agreement set forth herein.
C.    The Lenders that are signatories to this Amendment, constituting the Required Lenders under the Loan Agreement, have agreed to the amendments to the Loan Agreement set forth herein, as more particularly as set forth herein.

For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.Definitions. Section 1.1 of the Loan Agreement is amended by deleting the definitions of Excluded Subsidiary, Permitted Restrictions, Shift Facility and Silo Subsidiary and replacing them with the following, respectively:
“Excluded Subsidiary” means any of (a) each Excluded NMTC Subsidiary or (b) from and after the time SCFC has (i) executed and delivered to the Agent a Termination Agreement and (ii) incurred Funded Debt described in Section 13.10(r), SCFC.
“Permitted Restrictions” means restrictions on the ability of any Subsidiary to declare or pay any dividend or make other distributions, or to advance or loan funds or transfer assets, to the Company or any other Subsidiary, to borrow money from the Company or any other Subsidiary, to grant Liens on the assets of such Subsidiary, to secure the Obligations or the Guarantor Obligations or to guaranty the Obligations: (a) as set forth on the Disclosure Schedule on the Closing Date, including restrictions imposed by existing Other Floor Plan Financing arrangements; (b) pursuant to modifications to Other Floor Plan Financing arrangements in effect on the Closing Date, provided that such modifications are not materially more restrictive; (c) pursuant to Other Floor Plan Financing arrangements with any Other Floor Plan Lender other than a Person which is an Other Floor Plan Lender on the Closing Date; (d) applicable to a Person at the time such Person becomes a Subsidiary and not created in contemplation of such an event; (e) resulting from manufacturer-imposed modifications to any Franchise Agreement; (f) imposed by applicable law; (g) as set forth in the organizational documents of a Loan Party and consisting of requirements for director, manager, shareholder or member approval; or (h) as set forth in any document relating to Funded Debt permitted under Section 13.10(o) but only to the extent applicable to Silo Subsidiaries and to the extent such restriction does not directly or indirectly prohibit any Silo Subsidiary from guarantying, or impose any restriction on the ability of any Silo Subsidiary to guaranty, the Obligations.
“Shift Facility” means a floor plan credit facility or debt financing provided by one or more lenders after the First Amendment Effective Date to Shift (and/or one or more of its subsidiaries) in an aggregate principal amount not to exceed $50,000,000 at any time outstanding, guaranteed in whole or in part by one or more Loan Parties.
“Silo Subsidiary” means a Subsidiary designated as a “Silo Subsidiary” in writing by the Company to the Agent for the purpose of incurring Funded Debt permitted under subsection (o) of Section 13.10, provided that if, at the time of such designation, such Subsidiary is a Loan Party:
(i)     such Subsidiary shall have executed and delivered to the Agent a Termination Agreement solely with respect to its status as a party to the Security Agreement, the Pledge Agreement and any other Collateral Documents and as a Grantor (as defined in the Security Agreement and the Pledge Agreement) and its status as a New Vehicle Floorplan Borrower (it being understood that such Termination Agreement shall not terminate such Subsidiary’s obligations under its Guaranty, which shall remain in full force and effect),
(ii)    the Company shall have provided to the Agent a Revolving Loan Borrowing Base Certificate as of the date of and after giving effect to such designation of such Subsidiary as a Silo Subsidiary and certifying that after giving effect to such designation the Revolving Loan Availability is not less than $1.00,
(iii) the Company shall have provided to the Agent a Used Vehicle Loan Borrowing Base Certificate as of the date of and after giving effect to such designation of such Subsidiary as a Silo Subsidiary and deduction of all Used Vehicles of such Silo Subsidiary from the Used Vehicle Borrowing Base,
(iv) the Company or such Subsidiary shall have repaid in full the Related Principal Portion, together with accrued and unpaid interest thereon, with respect to each New Vehicle of such Subsidiary financed with a New Vehicle Loan Advance, and
(v) the Company shall have repaid Used Vehicle Floorplan Loans and Used Vehicle Swing Line Loans to the extent necessary such that, after giving effect to such repayment and the designation of such Subsidiary as a Silo Subsidiary and deduction of all Used Vehicles of such Silo Subsidiary from the Used Vehicle Borrowing Base, (1) the outstanding principal balance of all Used Vehicle Floorplan Loans does not exceed, in the aggregate, as to all Lenders, the Maximum Used Vehicle Floorplan Amount, and (2) the outstanding principal balance of all Used Vehicle Floorplan Loans, plus the outstanding principal balance of all Used Vehicle Swing Line Loans, does not exceed, in the aggregate, as to all Lenders, the Maximum Used Vehicle Floorplan Amount.

Effective upon any such designation and satisfaction of the conditions set forth in clauses (i), (ii), (iii), (iv) and (v) above, any Subsidiary so designated shall cease to be a New Vehicle Floorplan Borrower under this Agreement and the other Loan Documents, and the Dealership Loan Limit (if any) for such Subsidiary shall be deleted.

2.    Collateral. Section 8.1.1 of the Loan Agreement is amended by inserting, after the term “Excluded Subsidiaries” therein, the words “and Silo Subsidiaries”.
3.    Current Ratio. Section 11.1.1 of the Loan Agreement is deleted and replaced with the following:
Current Ratio. The Current Ratio for the Company and its Subsidiaries on a consolidated basis shall not be less than 1.10 to 1.0 as of the last day of any fiscal quarter.
As used herein,
“Current Assets” means the total assets of any Person that may properly be classified as current assets in accordance with GAAP, but excluding all loans to and notes and receivables from officers, employees, directors, owners and affiliates of such Person.
“Current Liabilities” means the total liabilities of any Person that may properly be classified as current liabilities in accordance with GAAP.
“Current Ratio” means, for any Person at any time, the ratio at such time of (a) such Person’s Current Assets plus Revolving Loan Availability at such time plus the aggregate amount of borrowing availability under any revolving credit facilities (taking into account any applicable borrowing base and reserve limitations) provided to Silo Subsidiaries and permitted under Section 13.10(o), to (b) such Person’s Current Liabilities.

4.    Leverage Ratio. Section 11.1.3 of the Loan Agreement is deleted and replaced with the following:
11.1.3 Leverage Ratio. The Leverage Ratio for the Company and its Subsidiaries on a consolidated basis, as of the last day of any fiscal quarter, shall not be greater than 5.00 to 1.0.
As used herein:
“Leverage Ratio” means, as of the last day of any fiscal quarter, the ratio for the Company and its Subsidiaries on a consolidated basis of: (a) (i) the then outstanding principal balance of all Funded Debt, minus (ii) the sum of the then outstanding principal balance of the New Vehicle Floorplan Loans, New Vehicle Swing Line Loans, Used Vehicle Floorplan Loans, Used Vehicle Swing Line Loans, Funded Debt permitted under subsection (o) of Section 13.10 (but only to the extent constituting floor plan financing) and Funded Debt permitted under subsection (p) of Section 13.10, plus (iii) eight times rental or lease expense for the Measurement Period ending on such date; to (b) (i) EBITDAR for the Measurement Period ending on such date, minus (ii) interest expense with respect to the New Vehicle Floorplan Loans, New Vehicle Swing Line Loans, Used Vehicle Floorplan Loans, Used Vehicle Swing Line Loans, Funded Debt permitted under subsection (o) of Section 13.10 (but only to the extent constituting floor plan financing) and Funded Debt permitted under subsection (p) of Section 13.10 for the Measurement Period ending on such date.

5.    Landlord’s Consents. Section 12.13 of the Loan Agreement is deleted and replaced with the following:
12.13    Landlord’s Consents. Promptly following the Closing Date and from time to time thereafter, each Borrower shall, and the Company shall cause each present and future Subsidiary to, use commercially reasonable efforts to obtain and deliver to Agent an agreement, release and consent to the security interest of Agent and the Lenders in the Collateral, in form and substance reasonably acceptable to Agent from any present or future owner or landlord of any real property leased by a Loan Party (other than a Silo Subsidiary) as lessee (each a “Landlord’s Consent”).
6.    Deposit Accounts. Section 12.16 of the Loan Agreement is deleted and replaced with the following:
12.16    Deposit Accounts. Except as consented to in writing by Agent and Required Lenders, which consent shall not be unreasonably withheld, each Borrower shall, and the Company shall cause each Subsidiary to, maintain its primary operating deposit accounts with one or more of the Lenders. Except as provided in Subsection (c) of Section 8.1.4, all deposit accounts other than trust accounts shall be subject to a control agreement (in form and content reasonably satisfactory to the Agent and the Required Lenders) between any Lender having a security interest in such account, depository bank, Agent, and the applicable Loan Parties (other than Silo Subsidiaries), which control agreement shall establish a perfected priority security interest (subject only to the Permitted Liens) in favor of Agent, for the benefit of the Lenders, in all such deposit accounts.
7.    Joinder of New Subsidiaries. Section 12.17 of the Loan Agreement is amended by adding the following sentence to the end of such section:
Each Person that becomes a Silo Subsidiary shall execute a Guarantor Joinder Agreement, but only to become a “Guarantor” (as defined in the Loan Agreement and Guaranty) and a Loan Party, and not to become a “Grantor” (as defined in the Security Agreement and Pledge Agreement).
8.    Mergers, Etc. Section 13.1.1(a)(iii) is deleted and replaced with the following:
(iii) any wholly-owned Subsidiary may sell, transfer, lease or otherwise dispose of its assets to the Company or to another wholly-owned Subsidiary, so long as Agent and the Lenders shall continue to have a perfected security interest in any transferred Collateral, subject to no Liens other than Permitted Liens existing on the date of the transfer.
9.    Loans and Investments. Section 13.6(q) of the Loan Agreement is deleted and replaced with the following:
Following the First Amendment Effective Date, Investments by the Company and its Subsidiaries in Shift consisting of (a) preferred equity investments, together with warrants to acquire additional equity interests and any additional equity interests acquired upon exercise of such warrants provided, that the aggregate amount of such Investments made by the Company and its Subsidiaries does not exceed $54,000,000, (b) loans and other extensions of credit by the Company and its Subsidiaries to Shift (and/or one or more of its subsidiaries) in an aggregate principal amount not to exceed $25,000,000 at any time outstanding and (c) guarantees by the Company and its Subsidiaries of the Shift Facility (each a “Shift Investment” and collectively, the “Shift Investments”).
10.    Indebtedness. Section 13.10(f) of the Loan Agreement is deleted and replaced with the following:
(f) Unsecured guarantees by the Company of, and unsecured co-borrower obligations of the Company in respect of, (i) Other Floorplan Financing obligations of Dealerships to Other Floorplan Lenders, (ii) debt of any Real Estate Subsidiary which is permitted under Section 13.10(d), (iii) operating leases of its Subsidiaries and Minority Dealer Affiliates, (iv) extensions of credit to a Minority Dealer Affiliate, all proceeds of which are used to purchase New Vehicles or Service Loaner Vehicles to be held by the Minority Dealer Affiliate for sale and/or lease in the ordinary course of business, (v) obligations of Dealerships to manufacturers or distributors of New Vehicles under Seller Agreements, and (vi) Indebtedness which is permitted under Section 13.10(o) and (p).

11.    Indebtedness. Section 13.10(l) of the Loan Agreement is deleted and replaced with the following:
(l)    Additional Funded Debt, including, without limitation, (i) Pari Passu Funded Debt, and (ii) Contingent Obligations in respect of Funded Debt of the Company or any if its Subsidiaries but only to the extent such Funded Debt is otherwise permitted under this Section 13.10, provided that, after giving pro forma effect to the incurrence of such additional Funded Debt as if incurred and outstanding on the last day of the fiscal quarter most recently ended prior to such incurrence, the Company would have been in compliance with Section 11.1.3 as of such day.

12.    Indebtedness. Section 13.10(o) of the Loan Agreement is deleted and replaced with the following:
(o)    Funded Debt owing by a Silo Subsidiary to an Original Equipment Manufacturer, its finance affiliate or a lender using a trade name, service mark or trade style under license by an Original Equipment Manufacturer, under floor plan, working capital and other financing arrangements, in an aggregate outstanding principal amount at any time not to exceed 25% of the amount of the Aggregate Commitments as in effect from time to time; provided that no Loan Party, other than (i) the Company and (ii) one or more Silo Subsidiaries, has any obligation (contingent or otherwise) with respect to such Funded Debt.

13.    Condition Precedent. The effectiveness of this Amendment is subject to receipt by Agent of executed originals of this Amendment signed by Agent, each Borrower, each Guarantor, and the Required Lenders.
14.    Reaffirmation; Release. By signing this Amendment or the attached Acknowledgment:
14.1    Each Loan Party affirms that the representations and warranties in each of the existing Loan Documents are true and correct in all material respects as of the date hereof (except that such representations and warranties that speak as of a specified date or period of time shall be true and correct in all material respects only as of such date or period of time), and agree that (i) except as amended previously or in connection herewith, each Loan Document is valid and enforceable in accordance with its terms (except as may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws relating to or limiting creditors’ rights generally or by equitable principles) and (ii) such Loan Party has no claims, defenses, setoffs, counterclaims or claims for recoupment against Agent, the Lenders, the other Indemnified Persons or the indebtedness and obligations represented by the Notes, Guaranties, Collateral Documents and other Loan Documents.
14.2    Each Loan Party hereby releases, acquits, and forever discharges Agent, each Lender, their respective parent corporations, affiliates, subsidiaries, successors, assigns, officers, directors, employees, agents, attorneys and advisors (collectively, “Indemnified Persons”), and each of them, of and from any and all liability, claims, demands, damages, actions, causes of action, defenses, counterclaims, setoffs, or claims for recoupment of whatsoever nature, whether known or unknown, from the beginning of time to the date of this Amendment, whether in contract or tort or otherwise, arising directly or indirectly from, or in any way related to the Loan Agreement, this Amendment, the Notes, Collateral Documents and the other Loan Documents, any other indebtedness or obligations of any Loan Party to Agent or any one or more of the Lenders or to the relationship between any Loan Party and Agent, any Lender, or the Indemnified Persons.
15.    References. On and after the effective date of this Amendment, all references in the Loan Agreement and the other Loan Documents to the Loan Agreement shall be deemed to refer to the Loan Agreement as amended hereby.
16.    Representations and Warranties. By signing this Amendment or the attached Acknowledgment, each Loan Party represents and warrants to Agent and the Lenders as follows:
16.1    Authorization. (a) It has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Loan Agreement as amended by this Amendment (the “Amended Agreement”), (b) its execution, delivery and performance of this Amendment and the other Loan Documents to be executed, delivered or performed by it have been duly authorized by all necessary entity action, do not require the approval of any governmental agency or other Person, do not contravene any law, regulation, rule, order, or restriction of any Governmental Body binding on it or its articles of incorporation or other organizational documents, and do not contravene the provisions of or constitute a default under any agreement or instrument to which it is a party or by which it may be bound or affected, and (c) this Amendment has been duly executed and delivered by each Loan Party and this Amendment and the Amended Agreement are the legally valid and binding obligations of each Loan Party, enforceable against such Loan Party in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws relating to or limiting creditors’ rights generally or by equitable principles.
16.2    Absence of Default. No Default or Event of Default has occurred and is continuing or will exist after giving effect to the transactions contemplated by this Amendment.
17.    Expenses. Borrowers shall pay all reasonable costs, fees and expenses (including without limitation, reasonable attorney fees of Agent’s counsel) incurred by Agent in connection with the preparation, negotiation, execution, and delivery of this Amendment and any other document required to be furnished herewith.
18.    Recitals. The Recitals are hereby incorporated herein.
19.    Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of said counterparts taken together shall be deemed to constitute but one document.
20.    Disclosure. Under Oregon law, most agreements, promises and commitments made by a lender concerning loans and other credit extensions which are not for personal, family or household purposes or secured solely by the borrower’s residence must be in writing, express consideration and be signed by the lender to be enforceable.

[Signature pages follow]
BORROWERS:

LITHIA MOTORS, INC.

By:
Name:
Title:

BAIERL AUTOMOTIVE CORPORATION
BAIERL CHEVROLET, INC.
CADILLAC OF PORTLAND LLOYD CENTER, LLC
CAMP AUTOMOTIVE, INC.
CRANBERRY AUTOMOTIVE, INC.
DARON MOTORS LLC
DCH (OXNARD) INC.
DCH BLOOMFIELD LLC
DCH CA, LLC
DCH CALABASAS-A, LLC
DCH CALIFORNIA MOTORS INC.
DCH DEL NORTE, INC.
DCH ESSEX INC.
DCH FREEHOLD LLC
DCH FREEHOLD-V, LLC
DCH KOREAN IMPORTS LLC
DCH MAMARONECK LLC
DCH MISSION VALLEY LLC
DCH MONMOUTH LLC
DCH MONTCLAIR LLC
DCH MOTORS LLC
DCH NANUET LLC
DCH NY MOTORS LLC
DCH OXNARD 1521 IMPORTS INC.
DCH RIVERSIDE-S, INC.
DCH SIMI VALLEY INC.
DCH TEMECULA IMPORTS LLC
DCH TEMECULA MOTORS LLC
DCH TORRANCE IMPORTS INC.
FREEHOLD NISSAN LLC
HUTCHINS EUGENE NISSAN, INC.
HUTCHINS IMPORTED MOTORS, INC.
LAD CARSON-N, LLC
LAD-AU, LLC
LAD-MB, LLC
LAD-N, LLC
LAD-P, LLC
LAD-T, LLC
LAD-V, LLC
LBMP, LLC
LDLC, LLC
LFKF, LLC
LGPAC, INC.
LITHIA ACDM, INC.
LITHIA ARMORY GARAGE, LLC
LITHIA BRYAN TEXAS, INC.
LITHIA BUFFALO-A, LLC
LITHIA CCTF, INC.
LITHIA CDH, INC.
LITHIA CIMR, INC.
LITHIA CJDO, INC.
LITHIA CJDSA, INC.
LITHIA CJDSF, INC.
LITHIA CM, INC.
LITHIA CO, INC.
LITHIA CRATER LAKE-F, INC.
LITHIA CRATER LAKE-M, INC.
LITHIA CSA, INC.
LITHIA DE, INC.
LITHIA DM, INC.
LITHIA DMID, INC.
LITHIA DODGE OF TRI-CITIES, INC.
LITHIA EATONTOWN-F, LLC
LITHIA FLCC, LLC
LITHIA FMF, INC.
LITHIA FORD OF BOISE, INC.
LITHIA FRESNO, INC.
LITHIA HDM, INC.
LITHIA HGF, INC.
LITHIA HMID, INC.
LITHIA IDAHO FALLS-F, INC.
LITHIA IMPORTS OF ANCHORAGE, INC.
LITHIA JEF, INC.
LITHIA KLAMATH, INC.
LITHIA LBGGF, INC.
LITHIA LHGF, INC.
LITHIA LSGF, INC.
LITHIA MBDM, INC.
LITHIA MEDFORD HON, INC.
LITHIA MIDDLETOWN-L, LLC

LITHIA MONROEVILLE-A, LLC
LITHIA MONROEVILLE-C, LLC
LITHIA MOON-S, LLC
LITHIA MOON-V, LLC
LITHIA MTLM, INC.
LITHIA NA, INC.
LITHIA NC, INC.
LITHIA ND ACQUISITION CORP. #1
LITHIA ND ACQUISITION CORP. #3
LITHIA ND ACQUISITION CORP. #4
LITHIA NDM, INC.
LITHIA NF, INC.
LITHIA NSA, INC.
LITHIA OF ABILENE, INC.
LITHIA OF ANCHORAGE, INC.
LITHIA OF BEND #1, LLC
LITHIA OF BEND #2, LLC
LITHIA OF BENNINGTON – 1, LLC
LITHIA OF BENNINGTON – 2, LLC
LITHIA OF BENNINGTON – 3, LLC
LITHIA OF BENNINGTON – 4, LLC
LITHIA OF BILLINGS II, LLC
LITHIA OF BILLINGS, INC.
LITHIA OF CASPER, LLC
LITHIA OF CLEAR LAKE, LLC
LITHIA OF CONCORD I, INC.
LITHIA OF CONCORD II, INC.
LITHIA OF CORPUS CHRISTI, INC.
LITHIA OF DES MOINES, INC.
LITHIA OF EUREKA, INC.
LITHIA OF FAIRBANKS, INC.
LITHIA OF GREAT FALLS, INC.
LITHIA OF HELENA, INC.
LITHIA OF HONOLULU-A, INC.
LITHIA OF HONOLULU-BGMCC, LLC
LITHIA OF HONOLULU-V, LLC
LITHIA OF KILLEEN, LLC
LITHIA OF LODI, INC.
LITHIA OF MAUI-H, LLC
LITHIA OF MISSOULA II, LLC
LITHIA OF MISSOULA III, INC.
LITHIA OF MISSOULA, INC.
LITHIA OF POCATELLO, INC.
LITHIA OF PORTLAND I, INC.
LITHIA OF PORTLAND, LLC
LITHIA OF ROBSTOWN, LLC
LITHIA OF ROSEBURG, INC.
LITHIA OF SANTA ROSA, INC.
LITHIA OF SEATTLE, INC.
LITHIA OF SOUTH CENTRAL AK, INC.
LITHIA OF SPOKANE II, INC.
LITHIA OF SPOKANE, INC.
LITHIA OF STOCKTON, INC.
LITHIA OF STOCKTON-V, INC.
LITHIA OF TF, INC.
LITHIA OF TROY, LLC
LITHIA OF UTICA – 1, LLC
LITHIA OF UTICA – 2, LLC
LITHIA OF UTICA – 3, LLC
LITHIA OF UTICA - 4, LLC
LITHIA OF WALNUT CREEK, INC.
LITHIA OF WASILLA, LLC
LITHIA OF YORKVILLE – 1, LLC
LITHIA OF YORKVILLE – 2, LLC
LITHIA OF YORKVILLE – 3, LLC
LITHIA OF YORKVILLE – 4, LLC
LITHIA OF YORKVILLE – 5, LLC
LITHIA ORCHARD PARK-H, LLC
LITHIA PARAMUS-M, LLC
LITHIA PITTSBURGH-S, LLC
LITHIA RAMSEY-B, LLC
LITHIA RAMSEY-L, LLC
LITHIA RAMSEY-M, LLC
LITHIA RAMSEY-T, LLC
LITHIA RENO SUB-HYUN, INC.
LITHIA ROSE-FT, INC.
LITHIA SALMIR, INC.
LITHIA SEA P, INC.
LITHIA SEASIDE, INC.
LITHIA SOC, INC.
LITHIA SPOKANE-B, LLC
LITHIA SPOKANE-S, LLC
LITHIA TA, INC.
LITHIA TO, INC.
LITHIA TR, INC.
LITHIA UNIONTOWN-C, LLC
LITHIA VAUDM, INC.
LLL SALES CO LLC
LMBB, LLC
LMBP, LLC
LMOP, LLC
MILFORD DCH, INC.
NORTHLAND FORD INC.
PARAMUS WORLD MOTORS LLC
SALEM-B, LLC
SALEM-H, LLC
SALEM-V, LLC
SHARLENE REALTY LLC
TUSTIN MOTORS INC.

By:
Name: John F. North III
Title: Authorized Agent

U.S. BANK NATIONAL ASSOCIATION, as
Agent, Lender, Swing Line Lender, and LC Issuer
By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Lender
By:
Name:
Title:

MERCEDES-BENZ FINANCIAL SERVICES
USA LLC, as Lender
By:
Name:
Title:

TOYOTA MOTOR CREDIT
CORPORATION, as Lender
By:
Name:
Title:

BMW FINANCIAL SERVICES NA, LLC, as
Lender
By:
Name:
Title:
By:
Name:
Title:

BANK OF AMERICA, NA, as Lender
By:
Name:
Title:

BANK OF THE WEST, as Lender

By:
Name:
Title:

NISSAN MOTOR ACCEPTANCE
CORPORATION, as Lender

By:
Name:
Title:

AMERICAN HONDA FINANCE
CORPORATION, as Lender

By:
Name:
Title:

TD BANK, N.A., as Lender

By:
Name:
Title:

ALLY BANK, as Lender

By:
Name:
Title:

SANTANDER BANK, N.A., as Lender

By:
Name:
Title:

VW CREDIT, INC., as Lender

By:
Name:
Title:

HYUNDAI CAPITAL AMERICA, as Lender

By:
Name:
Title:

CAPITAL ONE, N.A., as Lender

By:
Name:
Title:

BRANCH BANKING & TRUST COMPANY, as Lender

By:
Name:
Title:

BMO HARRIS BANK, N.A., as Lender

By:
Name:
Title:

WELLS FARGO BANK, NA, as Lender

By:
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION, as Lender

By:
Name:
Title:

M&T Bank, as Lender

By:
Name:
Title:

ACKNOWLEDGMENT AND CONSENT OF GUARANTORS
Each undersigned Guarantor hereby acknowledges, consents, and agrees to all terms and conditions of the foregoing Amendment.

797 VALLEY STREET, LLC
BAIERL CHEVROLET, INC.
BAIERL AUTO PARTS, INC.
BAIERL AUTOMOTIVE CORPORATION
BAIERL HOLDING CORPORATION
CADILLAC OF PORTLAND LLOYD CENTER, LLC
CAMP AUTOMOTIVE, INC.
CARBONE AUTO BODY, LLC
CRANBERRY AUTOMOTIVE, INC.
DAH CHONG HONG CA TRADING LLC
DAH CHONG HONG TRADING CORPORATION
DARON MOTORS LLC
DCH (OXNARD) INC.
DCH AUTO GROUP (USA) INC.
DCH BLOOMFIELD LLC
DCH CA, LLC
DCH CALABASAS-A, LLC
DCH CALIFORNIA INVESTMENTS LLC
DCH CALIFORNIA MOTORS INC.
DCH DEL NORTE, INC.
DCH DMS, NJ, LLC
DCH ESSEX INC
DCH FINANCIAL NJ, LLC
DCH FREEHOLD - V, LLC
DCH FREEHOLD LLC
DCH HOLDINGS LLC
DCH INVESTMENTS, INC. (NEW JERSEY)
DCH INVESTMENTS, INC. (NEW YORK)
DCH KOREAN IMPORTS LLC
DCH MAMARONECK LLC
DCH MISSION VALLEY LLC
DCH MONMOUTH LLC
DCH MONTCLAIR LLC
DCH MOTORS LLC
DCH NANUET LLC
DCH NORTH AMERICA INC.
DCH NY MOTORS LLC
DCH OXNARD 1521 IMPORTS INC.
DCH RIVERSIDE-S, INC.
DCH SIMI VALLEY INC.
DCH SUPPORT SERVICES, LLC
DCH TEMECULA IMPORTS LLC
DCH TEMECULA MOTORS LLC
DCH TL HOLDINGS LLC
DCH TL NY HOLDINGS LLC
DCH TORRANCE IMPORTS INC.
ELIZABETH COLLISION, LLC
FREEHOLD NISSAN LLC
FUSE AUTO SALES, LLC
HUTCHINS EUGENE NISSAN, INC.
HUTCHINS IMPORTED MOTORS, INC.
LA MOTORS HOLDING, LLC
LAD ADVERTISING, INC.
LAD CARSON-N, LLC
LAD-AU, LLC
LAD-MB, LLC
LAD MOBU, INC.
LAD-N, LLC
LAD-P, LLC
LAD-T, LLC
LAD-V, LLC
LBMP, LLC
LDLC, LLC
LFKF, LLC
LGPAC, INC.
LITHIA ACDM, INC.
LITHIA AIRCRAFT, INC.
LITHIA ARMORY GARAGE, LLC
LITHIA AUCTION & RECON, LLC
LITHIA AUTO SERVICES, INC.
LITHIA AUTOMOTIVE, INC.
LITHIA BA HOLDING, INC.
LITHIA BNM, INC.
LITHIA BRYAN TEXAS, INC.
LITHIA BUFFALO-A, LLC
LITHIA CCTF, INC.
LITHIA CDH, INC.
LITHIA CIMR, INC.
LITHIA CJDO, INC.
LITHIA CJDSA, INC.
LITHIA CJDSF, INC.
LITHIA CM, INC.
LITHIA CO, INC.
LITHIA CSA, INC.
LITHIA CRATER LAKE-F, INC.
LITHIA CRATER LAKE-M, INC.
LITHIA DE, INC.
LITHIA DM, INC.
LITHIA DMID, INC.
LITHIA DODGE OF TRI-CITIES, INC.
LITHIA EATONTOWN-F, LLC
LITHIA FINANCIAL CORPORATION
LITHIA FLCC, LLC
LITHIA FMF, INC.
LITHIA FORD OF BOISE, INC.
LITHIA FRESNO, INC.
LITHIA HDM, INC.
LITHIA HGF, INC.
LITHIA HMID, INC.
LITHIA HPI, INC.
LITHIA IDAHO FALLS-F, INC.
LITHIA IMPORTS OF ANCHORAGE, INC.
LITHIA JEF, INC.
LITHIA KLAMATH, INC.
LITHIA LBGGF, INC.
LITHIA LHGF, INC.
LITHIA LSGF, INC.
LITHIA MBDM, INC.
LITHIA MEDFORD HON, INC.
LITHIA MIDDLETOWN-L, LLC
LITHIA MMF, INC.
LITHIA MONROEVILLE-A, LLC
LITHIA MONROEVILLE-C, LLC
LITHIA MONROEVILLE-V, LLC
LITHIA MOON-S, LLC
LITHIA MOON-V, LLC
LITHIA MOTORS SUPPORT SERVICES, INC.
LITHIA MTLM, INC.
LITHIA NA, INC.
LITHIA NC, INC.
LITHIA ND ACQUISITION CORP. #1
LITHIA ND ACQUISITION CORP. #3
LITHIA ND ACQUISITION CORP. #4
LITHIA NDM, INC.
LITHIA NF, INC.
LITHIA NORTHEAST REAL ESTATE, LLC
LITHIA NSA, INC.
LITHIA OF ABILENE, INC.
LITHIA OF ANCHORAGE, INC.
LITHIA OF BEND #1, LLC
LITHIA OF BEND #2, LLC
LITHIA OF BENNINGTON – 1, LLC
LITHIA OF BENNINGTON – 2, LLC
LITHIA OF BENNINGTON – 3, LLC
LITHIA OF BENNINGTON – 4, LLC
LITHIA OF BILLINGS II, LLC
LITHIA OF BILLINGS, INC.
LITHIA OF CASPER, LLC
LITHIA OF CLEAR LAKE, LLC
LITHIA OF CONCORD 1, INC.
LITHIA OF CONCORD II, INC.
LITHIA OF CORPUS CHRISTI, INC.
LITHIA OF DES MOINES, INC.
LITHIA OF EUREKA, INC.
LITHIA OF FAIRBANKS, INC.
LITHIA OF GREAT FALLS, INC.
LITHIA OF HELENA, INC.
LITHIA OF HONOLULU-A, INC.
LITHIA OF HONOLULU-BGMCC, LLC
LITHIA OF HONOLULU-V, LLC
LITHIA OF KILLEEN, LLC
LITHIA OF LODI, INC.
LITHIA OF MAUI-H, LLC
LITHIA OF MISSOULA II, LLC
LITHIA OF MISSOULA III, INC.
LITHIA OF MISSOULA, INC.
LITHIA OF POCATELLO, INC.
LITHIA OF PORTLAND I, INC.
LITHIA OF PORTLAND, LLC
LITHIA OF ROBSTOWN, LLC
LITHIA OF ROSEBURG, INC.
LITHIA OF SANTA ROSA, INC.
LITHIA OF SEATTLE, INC.
LITHIA OF SOUTH CENTRAL AK, INC.
LITHIA OF SPOKANE II, INC.
LITHIA OF SPOKANE, INC.
LITHIA OF STOCKTON, INC.
LITHIA OF STOCKTON-V, INC.
LITHIA OF TF, INC.
LITHIA OF TROY, LLC
LITHIA OF UTICA – 1, LLC
LITHIA OF UTICA – 2, LLC
LITHIA OF UTICA – 3, LLC
LITHIA OF UTICA – 4, LLC
LITHIA OF WALNUT CREEK, INC.
LITHIA OF WASILLA, LLC
LITHIA OF YORKVILLE - 1, LLC
LITHIA OF YORKVILLE – 2, LLC
LITHIA OF YORKVILLE – 3, LLC
LITHIA OF YORKVILLE – 4, LLC
LITHIA OF YORKVILLE – 5, LLC
LITHIA ORCHARD PARK-H, LLC
LITHIA OREGON INVESTMENTS – 1, LLC
LITHIA OREGON INVESTMENTS – 2, LLC
LITHIA PARAMUS-M, LLC
LITHIA PITTSBURGH-S, LLC
LITHIA RAMSEY-B, LLC
LITHIA RAMSEY-L, LLC
LITHIA RAMSEY-M, LLC
LITHIA RAMSEY-T, LLC
LITHIA REAL ESTATE, INC.
LITHIA RENO SUB-HYUN, INC.
LITHIA ROSE-FT, INC.
LITHIA SALMIR, INC.
LITHIA SEA P, INC.
LITHIA SEASIDE, INC.
LITHIA SOC, INC.
LITHIA SPOKANE-B, LLC
LITHIA SPOKANE-S, LLC
LITHIA TA, INC.
LITHIA TO, INC.
LITHIA TR, INC.
LITHIA UNIONTOWN-C, LLC
LITHIA VAUDM, INC.
LITHIA VF, INC.
LLL SALES CO LLC
LMBB, LLC
LMBP, LLC
LMOP, LLC
LSTAR, LLC
MEDFORD INSURANCE, LLC
MILFORD DCH, INC.
NORTHLAND FORD INC.
PA REAL ESTATE, LLC
PA SUPPORT SERVICES, LLC
PARAMUS COLLISION, LLC
PARAMUS WORLD MOTORS LLC
RFA HOLDINGS, LLC
SALEM-B, LLC
SALEM-H, LLC
SALEM-V, LLC
SHARLENE REALTY LLC
SOUTHERN CASCADES FINANCE CORPORATION
TUSTIN MOTORS, INC.
ZELIENOPLE REAL ESTATE, L.L.C.
ZELIENOPLE REAL ESTATE I, L.P.

By:
Name: Christopher S. Holzshu
Title:     Authorized Agent

98732099.8 0063724-00071